UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☐	Definitive Information Statement

ARAX HOLDINGS CORP.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

ARAX HOLDINGS CORP.

1600 B SW Dash Point Rd., #1068

Federal Way, Washington 98023

(850) 254-1161

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

To the Stockholders of Arax Holdings Corp.:

Arax Holding Corp., a Nevada corporation, (“Company”, “we”, “our”, “us”) writes to advise you that, on December 20, 2022, a stockholder holding 90.63% of Company voting power (“Majority Shareholder”) executed a written consent (“Written Consent”) in lieu of a special meeting authorizing the Company’s Board of Directors (“Board”) to take all steps necessary to effect, as soon as practicable, an amendment (“Amendment”) to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock, par value $0.001, (“Common Stock”) from 75,000,000 to 950,000,000 shares. The Board has unanimously approved the Amendment. No action is required by you to effectuate the Amendment.

The Written Consent was executed and delivered in accordance with Nevada State law and our bylaws, each of which permit that any action which may be taken by a majority of the voting power of the Company’s stockholders at a stockholder meeting may also be taken by the written consent of the holder(s) of a majority of the voting power of the Company’s stockholders.

Arax Holding Corp., a Nevada corporation, is furnishing the accompanying Information Statement in accordance with the Securities Exchange Act of 1934, as amended, (“Exchange Act”) and the rules promulgated thereunder by the U.S. Securities and Exchange Commission to inform you of the Amendment before it becomes effective.

There are no dissenters’ rights afforded to stockholders as a result of the approval of the Amendment.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Amendment can be filed with the Nevada Secretary of State and become effective is twenty (20) calendar days after the Information Statement is first sent or otherwise provided to Company stockholders.

The Amendment is more fully described in the accompanying Information Statement and a copy of the Amendment is attached to the Information Statement as Appendix A.

The entire cost of furnishing the Information Statement and related materials will be borne by the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

/s/ Michael Loubser

Michael Loubser

Chief Executive Officer and Chairman of the Board of Directors

December 30, 2022

ARAX HOLDINGS CORP.

1600 B SW Dash Point Rd, #1068

Federal Way, WA 98023

(850)-254-1161

INFORMATION STATEMENT

March 13, 2023

Action by Written Consent of Majority Stockholder

GENERAL INFORMATION

In this Information Statement we refer to Arax Holdings Corp., a Nevada corporation, as the “Company”, “we”, “us” or “Arax”.

The Arax Board of Directors (“Board”) is furnishing this Information Statement to inform stockholders as of December 20, 2022 (“Record Date”) that, on December 19, 2022, a stockholder of voting shares representing 90.63% of the voting power of the total issued and outstanding voting shares of the Company (“Majority Stockholder”) authorized by written consent (“Written Consent”) an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock, par value $0.001, (“Common Stock”) from 75,000,000 to 950,000,000. The Board unanimously approved the amendment (“Amendment”).

This Information Statement contains a description of this Amendment. A copy of the Amendment is attached hereto as Appendix A.

We are furnishing this Information Statement to all our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder by the U.S. Securities and Exchange Commission, solely for the purpose of informing our stockholders of the Amendment before it becomes effective.

This Information Statement was mailed on or about March 13, 2023 to stockholders of record as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF OUR COMMON STOCK HAVE VOTED TO AUTHORIZE THE ACTION DESCRIBED HEREIN. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND CONSEQUENTLY NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS MATTER.

DESCRIPTION OF AMENDMENT

Authorization or Issuance of Securities Otherwise Than for Exchange

On December 19, 2022, a Company shareholder who of record owns 10,000,000 shares of preferred stock, constituting 90.63% of the Company voting power, authorized by written consent (“Written Consent”) an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock, par value $0.001, (“Common Stock”) from 75,000,000 to 950,000,000. The Board unanimously approved the amendment (“Amendment”).

Reasons for the Increase of Common Stock Shares; Effect on Shareholders

We believe the increased number of Common Stock shares will afford the Company greater flexibility in seeking new capital and potential acquisition targets.

Although this Amendment is not motivated by anti-takeover concerns, the availability of additional Common Stock shares could be utilized as an anti-takeover measure or otherwise delay or prevent a change of control of the Company.

The issuance of additional shares of Common Stock will decrease existing stockholders’ relative percentage of equity ownership, thereby diluting the voting power of their Common Stock. Depending on the price at which additional shares may be issued, such issuance may also be dilutive to the earnings per share of our Common Stock.

There are no preemptive rights afforded with respect to these additional shares.

There are no anticipated transactions in which these additional Common Stock shares will be issued. Stockholder authorization will not be solicited prior to issuance of these additional shares unless required by our bylaws or Nevada State law.

Procedure for Implementing the Increase of Common Stock Shares

In order to implement the Amendment increasing the number of Common Stock shares, an officer of the Company must sign and issue a certificate (“Certificate”) setting forth the Amendment, the means by which the Amendment was adopted and the effective date of the Amendment. The Amendment will become effective as of the designated date upon filing the Certificate with the Nevada Secretary of State, or upon a future date no later than ninety (90) days after the date of filing.

The Certificate will not be filed prior to the expiration of the twenty (20) day waiting period provided in Rule 14c-2 of the Exchange Act. The Board will otherwise file the Certificate as soon as practicable.

NO STOCKHOLDERS’ MEETING TO CONSIDER AMENDMENT; NO DISSENTERS’ RIGHTS OF APPRAISAL

This Written Consent has been undertaken in accord with Company bylaws and Nevada law, each of which permit that any action which may be taken by a majority of the voting power of Company stockholders at a meeting of stockholders may also be taken by written consent of the holder(s) of a majority of the voting power. Consequently, no stockholders’ meeting will be held to consider the Amendment.

There are no dissenters’ rights of appraisal in connection with this matter.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Our authorized capital stock currently consists of 75,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock Series A. As of the Record Date, we had issued and outstanding 10,335,294 shares of Common Stock and 10,000,000 shares of Preferred Stock Series A.

The holders of our Common Stock are entitled to one vote per share on all matters subject to voting stockholder approval. Preferred Stock shares entitle the holder thereof to 10 votes per share.

The holders of issued and outstanding Common Stock and Preferred Stock as of the Record Date are as follows:

Name of Beneficial Owner and address (1)	Amount and Nature of Beneficial Ownership of Common/Preferred Stock	Percent of Common Stock (2)l
Michael Loubser, Director	10,000,000 (3)	90.63%

All directors and officers as a group	10, 000,000	90.63%
Michael Loubser, Director	10,000,000	90.63%

(1) Unless otherwise noted, the address of each beneficial owner is c/o 166-B SW Dash Point Road, #1068, Federal Way, Washington 98023
(2) Based on 10,335,297 fully diluted shares of Common and Preferred Stock issued and outstanding as of December 19, 2022. (3) 10,000,000 preferred shares with 10:1 voting rights.

Name of Beneficial Owner	Number of Share of Common Stock	Percentage of Common Stock	Number of Shares of Series A Preferred Stock	Percentage of Series A Preferred Stock
Directors and Officers
Michael Loubser, Director			10,000,000.00	100%
Ockert Loubser, Chief Executive Officer
Christopher Strachan, Chief Financial Officer

5% or More Common Shareholders	8,000,000	77.40%

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

The Majority Stockholder and Board of the Company approved the Amendment. Other than the interests held by virtue of their beneficial ownership of the shares of the Company’s capital stock as described above in the section entitled “Voting Securities and Principal Holders Thereof”, none of the persons who have served as a director or officer of our Company since the beginning of our last fiscal year, or any associate of such persons, have any substantial interest, either direct or indirect, in the matters described in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements representing our expectations or beliefs regarding our Company. reflecting our views with respect to future events. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, and our objectives. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue”, or the negative or other variations thereof, or comparable terminology may identify forward-looking statements. These statements are subject to uncertainties and other factors that could cause actual results to materially differ from such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date these statements are made.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K or Form 8 K/A, with the U.S. Securities and Exchange Commission (“SEC”). Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Copies of such material may also be found on our internet website, https://arax.cc.

The SEC maintains an internet website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

By Order of the Board of Directors

/s/ Michael Loubser

Michael Loubser

Chief Executive Officer and Chairman of the Board of Directors

December 30, 2022

APPENDIX A

FORM OF

STATE OF NEVADA CERTIFICATE
OF AMENDMENT

to
CERTIFICATE OF INCORPORATION

ARAX HOLDINGS CORP., a corporation organized and existing under and by virtue of Title 7 Chapter 78 of the Nevada Revised Statutes,

DOES HEREBY CERTIFY:

FIRST: That pursuant to a Unanimous Written Consent of the Board of Directors of ARAX HOLDINGS CORP., resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and solicited several stockholders owning the majority of the Corporation’s outstanding voting securities for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, That the Certificate of Incorporation of this Corporation be amended by changing the number of authorized shares from 75,000,000 to 950,000,000 with par value $0.0001

SECOND: That, thereafter and in accordance with Title 7 Chapter 78 of the Nevada Revised Statutes, the Articles of Incorporation, and its Bylaws, shareholders of record owning the majority of the outstanding voting securities of said corporation executed and delivered a certain Majority Shareholders Written Consent, voting in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Title 7 Chapter 78 of the 2021 Nevada Revised Statutes.

IN WITNESS WHEREOF, said Chief Financial Officer of ARAX HOLDINGS CORP. has caused this Certificate to be signed this 19th day of December, 2022.

/s/ Christopher Strachan
Christopher D. Strachan
Chief Financial Officer